UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 18, 2022

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 18, 2022, La-Z-Boy Incorporated (the “Company”) issued a news release announcing that it is finalizing the planned closure of its Newton, Mississippi upholstery manufacturing facility (the “Newton Upholstery Facility”), expected to be effective September 16, 2022. The Newton-based integrated internal supply and other functions will remain in operation and the individuals who work across these areas will remain with the Company. In a Current Report on Form 8-K filed on June 4, 2020, the Company had previously announced that it would close the Newton Upholstery Facility to strengthen and re-align the business in a new external environment marked by COVID-19. In an earnings release filed with its Current Report on Form 8-K filed on November 17, 2020, the Company subsequently announced that it had temporarily re-activated a portion of the Newton Upholstery Facility due to stronger-than expected demand. Over the past two years, the Company has added capacity to its manufacturing footprint and rebalanced production across its North American manufacturing space to leverage efficiencies and manage its backlog. A copy of the July 18, 2022 news release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01  Financial Statements and Exhibits.
    (d)        The following exhibits are furnished as part of this report:

Description
99.1	News Release Dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: July 18, 2022

BY:/s/ Raphael Z. Richmond
Raphael Z. Richmond Vice President, General Counsel and Chief Compliance Officer